Income Taxes	9 Months Ended	12 Months Ended
	Feb. 28, 2013	May 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes.
The Company applies guidance issued by the FASB for uncertainty in income taxes. The Company records the liability for unrecognized tax benefits (“UTBs”) as a long-term liability.
The Company conducts business globally and, as a result, certain of its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examinations by taxing authorities throughout the world, including major jurisdictions such as Australia, Canada, France, Germany, Japan, the Netherlands, Spain, the United Kingdom and the United States. In addition, certain state and foreign tax returns are under examination by various regulatory authorities. The Company is no longer subject to U.S. federal income tax examinations for the fiscal years prior to and including the year ended May 31, 2008.
The Company regularly reviews issues that are raised from ongoing examinations and open tax years to evaluate the adequacy of its liabilities. As the various taxing authorities continue with their audit/examination programs, the Company will adjust its reserves accordingly to reflect these settlements. As of February 28, 2013, the Company does not anticipate a significant change in its worldwide gross liabilities for unrecognized tax benefits within the succeeding twelve months.
The Company’s effective income tax rates were 9.6% and 20.9% for the three and nine months ended February 28, 2013 compared to (161.9)% and 20.9% for the three and nine months ended February 29, 2012. Primary factors in determining the effective tax rate include the mix of various jurisdictions in which profits are projected to be earned and taxed, as well as assertions regarding the expected repatriation of earnings of the Company's foreign operations. The effective tax rates for the three and nine months ended February 28, 2013 were also impacted by a non-deductible goodwill impairment charge of $233.0 million, which was treated as a non-deductible permanent difference and contributed significantly to the effective tax rate being lower than U.S. statutory tax rates. Fluctuations in effective tax rates between comparable periods also reflect the discrete tax benefit or expense of items in continuing operations that represent tax effects not attributable to current-year ordinary income. Discrete items, consisting primarily of the tax benefit associated with the reduction of net deferred tax liabilities due to the impairment of intangible assets, as well as the prospective reduction of the United Kingdom statutory corporate tax rate enacted in July 2012 and finalization of the 2011 income tax returns had the effect of increasing the effective income tax rates by 9.0% and 6.7%, respectively, in the three and nine months ended February 28, 2013. The effective income tax rates for the three and nine months ended February 29, 2012 increased by 84.4% and 18.7%, respectively, due to discrete items consisting primarily of the tax benefit associated with the reduction of net deferred tax liabilities due to the prospective reduction of corporate tax rates in Japan and the United Kingdom, restructuring-related adjustments and finalization of the 2010 income tax returns.

Income Taxes
The components of loss before income taxes are as follows:

(in millions)	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
Domestic	$(796.1)	$(238.2)	$(201.7)
Foreign	205.3	(826.4)	60.0
Total	$(590.8)	$(1,064.6)	$(141.7)

The income tax benefit is summarized as follows:

(in millions)	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
Current:
Federal	$(9.5)	$(13.3)	$3.9
State	3.0	11.1	0.9
Foreign	42.6	53.9	50.2
Subtotal	36.1	51.7	55.0
Deferred:
Federal	(83.6)	(43.1)	(98.7)
State	(0.9)	(51.2)	(15.7)
Foreign	(83.6)	(172.2)	(34.7)
Subtotal	(168.1)	(266.5)	(149.1)
Total income tax benefit	$(132.0)	$(214.8)	$(94.1)

A reconciliation of the statutory federal income tax rate to the Company’s U.S. effective tax rate is as follows:

	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
U.S. statutory income tax rate	(35.0)%	(35.0)%	(35.0)%
State taxes, net of federal deduction	(0.5)%	(0.6)%	(8.4)%
Effect of foreign taxes	(1.1)%	(2.8)%	(19.8)%
Tax credits and other carryovers	0.1%	(0.1)%	(4.3)%
Change in liability for uncertain tax positions	(3.7)%	1.7%	9.6%
Adjustment of prior estimates, net of valuation allowance	(4.1)%	5.2%	(5.6)%
Goodwill impairment	17.3%	13.9%	—%
Change in tax laws and rates	(2.6)%	(4.4)%	(7.1)%
Nondeductible / nontaxable items	(3.0)%	2.6%	7.0%
Tax on foreign earnings, net of foreign tax credits	8.9%	0.5%	(0.4)%
Other	1.4%	(1.2)%	(2.4)%
Effective tax rate	(22.3)%	(20.2)%	(66.4)%

The components of the net deferred income tax assets and liabilities at May 31, 2012 and 2011 are as follows:

(in millions)	2012	2011
Deferred income tax assets:
Accounts receivable	$22.5	$19.1
Inventories	62.8	47.5
Accrued expenses	48.9	50.1
Tax benefit of net operating losses, tax credits and other carryforwards	74.9	41.5
Future benefit of uncertain tax positions	12.1	20.3
Stock-based compensation	39.1	33.3
Swap liability	29.0	36.9
Other	0.7	33.5
Deferred income tax assets	$290.0	$282.2
Less: Valuation allowance	(45.7)	(38.1)
Total deferred income tax assets	$244.3	$244.1
Deferred income tax liabilities:
Property, plant, equipment and Intangibles	(1,390.4)	(1,642.0)
Unremitted foreign earnings	(36.6)	—
Other	(22.6)	(18.2)
Total deferred income tax liabilities	(1,449.6)	(1,660.2)
Total net deferred income tax liabilities	$(1,205.3)	$(1,416.1)

The Company’s deferred tax assets include federal, state, and foreign net operating loss carryforwards of $5.9 million, $57.1 million ($37.1 million, net of federal benefit) and $4.8 million, respectively. Federal net operating loss carryforwards available are $16.7 million, which begin to expire in 2029. The Company believes it is more likely than not that it will be able to utilize the federal net operating loss carryforwards. The state and foreign net operating loss carryforwards are from various jurisdictions with various carryforward periods.
Deferred tax assets related to tax credits and other carryforwards total $27.1 million as of May 31, 2012. This includes a deferred tax asset for foreign tax credit carryforwards in the amount of $21.3 million, which begin to expire in 2018. The Company believes it is more likely than not that it will be able to utilize the foreign tax credit carryforwards.
As of May 31, 2012, the Company has a $45.7 million valuation allowance against deferred tax assets. This valuation allowance consists of $5.6 million relating to net deferred tax assets for unrealized losses on investments and $40.1 million for net deferred tax assets related to state and foreign net operating losses that management believes, more likely than not, will not be realized.
A deferred tax liability is required to be established for the U.S. tax impact of undistributed earnings of non-U.S. subsidiaries unless management asserts that these earnings will be indefinitely reinvested outside the U.S. or will be remitted in a tax-free liquidation. During the fiscal year ended May 31, 2012, the Company accumulated additional cash of $136.7 million at its non-U.S. subsidiaries for which it has no specific plans for permanent reinvestment. This cash is expected to be repatriated to the United States in the form of a taxable distribution. Accordingly, the Company established a deferred tax liability of $36.6 million at May 31, 2012. As of May 31, 2012 and May 31, 2011, all other undistributed earnings of non-U.S. subsidiaries are considered to be permanently reinvested. It is not practicable to estimate the amount of deferred tax liability related to these permanently reinvested earnings.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	May 31, 2012	May 31, 2011	May 31, 2010
Unrecognized tax benefits, beginning of period	$90.9	$73.8	$63.1
Addition based on tax positions related to the current year	10.9	20.0	13.8
Addition (Reduction) for tax positions of prior periods	(14.8)	5.2	(2.7)
Reduction related to settlements with tax authorities	(0.1)	—	(0.2)
Reduction related to lapse of statute of limitations	(23.9)	(8.1)	(0.2)
Unrecognized tax benefits, end of period	$63.0	$90.9	$73.8

Included in the amount of unrecognized tax benefits at May 31, 2012 and 2011 are $61.5 million and $82.9 million, respectively, of tax benefits that would impact the Company’s effective tax rate, if recognized.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. Related to unrecognized tax benefits noted above, the Company accrued interest of $(1.7) million and $3.1 million during the years ended May 31, 2012 and 2011, respectively. The interest benefit for the year ended May 31, 2012 is primarily due to the reduction in accrued interest from the decrease in unrecognized tax benefits due to the lapse of statute of limitations. As of May 31, 2012 and 2011, the Company has recognized a liability for interest of $10.6 million and $12.3 million, respectively. The Company accrued and recognized an immaterial amount of penalties for the years disclosed.
The Company conducts business globally and, as a result, certain of its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examinations by taxing authorities throughout the world, including major jurisdictions such as Australia, Canada, France, Germany, Japan, Netherlands, Spain, the United Kingdom and the United States. In addition, certain state and foreign tax returns are under examination by various regulatory authorities. The Company is no longer subject to U.S. federal income tax examinations for the fiscal years prior to and including the year ended May 31, 2002, as well as May 31, 2005 through May 31, 2008.
The Company regularly reviews issues that are raised from ongoing examinations and open tax years to evaluate the adequacy of its liabilities. As the various taxing authorities continue with their audit/examination programs, the Company will adjust its reserves accordingly to reflect these settlements. As of May 31, 2012, the Company does not anticipate a significant change in its worldwide gross liabilities for unrecognized tax benefits within the succeeding twelve months.
Puerto Rico Tax Legislation
On October 25, 2010, the government of Puerto Rico passed legislation that established a new excise tax on the purchases of products manufactured in Puerto Rico, effective January 1, 2011. Puerto Rico has subsequently provided an exemption to the excise tax provided certain employment levels are met. Management anticipates meeting these employment levels and thus expects the Company to be subject to an alternative income tax rather than the excise tax. Management does not expect this new alternative income tax to have a material impact on its financial statements.
United States Tax Legislation
Congress approved, and President Obama signed into law, The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, enacted December 17, 2010. This legislation includes temporary extensions of several business tax incentives, including the research and experimentation tax credit, the New Markets Tax Credit, 15-year straight-line cost recovery for qualified leasehold improvements, the exception for active financing income under Subpart F and look-through treatment of payments between related controlled foreign corporations. As a result, these extensions were included, where applicable, in determining the Company’s effective tax rate for the year ended May 31, 2011.